                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 16, 1998, included and incorporated by reference in Occidental Petroleum Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

Los Angeles, California                ARTHUR ANDERSEN LLP
April 1, 1998